UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 8, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

As disclosed in detail below, on February 8, 2013, Globalwise Investments, Inc. (“Globalwise” or the “Company”) and a service provider reached an agreement to settle outstanding accounts payable in the amount of $262,000 for the issuance of 873,333 restricted shares of common stock of the Company to the service provider (with piggyback registration rights), a lump sum payment of $50,000, and mutual release, and generally for the discharge of all past, present and future claims against each other.

On February 13, 2013, the single operating subsidiary of Globalwise, Intellinetics, Inc. and Alpharion Capital Partners entered into a promissory note combination #7 third extension agreement dated February 13, 2013, with an aggregate principal amount of $131,500 extending its due date until March 16, 2013, without changing any other terms.

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2013, Globalwise and a service provider reached an agreement to settle outstanding accounts payable in the amount of $262,000 for the issuance of 873,333 restricted shares of common stock of the Company to the service provider (with piggyback registration rights), a lump sum payment of $50,000, and mutual release and generally for the discharge of all past, present and future claims against each other (the “Settlement Agreement”). The Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the Settlement Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.1.

On February 13, 2013, the single operating subsidiary of Globalwise, Intellinetics, Inc. (“Intellinetics”) and Alpharion Capital Partners (“Alpharion”) entered into a promissory note combination #7 third extension agreement dated February 13, 2013, (the “Note Combination #7 Third Extension Agreement”) with an aggregate principal amount of $131,500 extending its due date until March 16, 2013, without changing any other terms. The Note Combination #7 Third Extension Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #7 Third Extension Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 15, 2013, Intellinetics and Alpharion entered into the Note Combination #7 Third Extension Agreement. The terms of the Note Combination #7 Third Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Settlement Agreement, dated February 8, 2013, between Globalwise Investments, Inc., and Armstrong Teasdale LLP.

10.2*	February 13, 2013 Note Combination #7 Third Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to a periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Settlement Agreement, dated February 8, 2013, between Globalwise Investments, Inc., and Armstrong Teasdale LLP.

10.2*	February 13, 2013 Note Combination #7 Third Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to a periodic report.